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                                [LETTERHEAD]

                                                               Exhibit 10.05(n)

Thomas Whartenby
The Hunter Group, Inc.
100 E. Pratt Street
Baltimore, MD 21202

Re:  Implementation Partner Agreement dated October 1, 1993

Dear Tom:

On October 1, 1996, the above-referenced Agreement between our respective companies expired.

Please sign this letter where noted if your company wishes to extend the term of the Agreement for an additional nine months. The terms and conditions of the Agreement shall apply to this eight month extension period.

Your company's copy of this letter will be returned to you once we have completed our countersignature process.

The extension of the Agreement shall commence upon the expiration of the original term and expire eight months thereafter on June 1, 1997.

If PeopleSoft does not receive an executed copy of this Agreement extension from your company within thirty (30) days of the date of this letter, your company's name will be removed from PeopleSoft's list of the Implementation Partners and the Agreement is terminated. In the event of such termination, all PeopleSoft software and documentation in your company's possession must be returned to my attention at the PeopleSoft Headquarters in Pleasanton, California.

This extension shall not be effective until authorized signatories of both companies sign below.

Sincerely,                                 Accepted and agreed to by:
                                           /s/ Thomas W. Whartenby
                                           -------------------------------
                                           Authorized Signature

/s/ Jeff McClure                           Thomas W. Whartenby, SVP
-------------------------------            -------------------------------
Jeff McClure                               Printed Name and Title
Service Partnerships Manager
Professional Services Group                April 10, 1997
                                           -------------------------------
                                           Date


                                           Accepted and agreed to by
                                            PeopleSoft, Inc.:
                                           /s/ Emalee A. Bottini
                                           ------------------------------
                                           Authorized Signature

                                           Emalee A. Bottini, Corp. Counsel
                                           -------------------------------
                                           Printed Name and Title

                                           4/21/97
                                           -------------------------------
                                           Date